UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2005

OREGON STEEL MILLS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9887	94-0506370

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 S.W. Broadway, Suite 2200; Portland, Oregon		97205

(Address of principal executive offices)		(Zip code)

(503) 223-9228

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 7, 2005, the Oregon Steel Mills, Inc. Board of Directors (“the Board”) appointed director Carl W. Neun Chairman, replacing William Swindells who retired from the Board on August 31, 2005.  The Board of Directors also reduced its size from nine to eight directors.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description

99.1	Oregon Steel Mills, Inc. Company Press Release dated September 7, 2005, announcing the appointment of the new Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREGON STEEL MILLS, INC.
(Registrant)

Date: September 7, 2005	By:	/s/ Robin A. Gantt

Robin A. Gantt
Corporate Controller
(Principal Accounting Officer)